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                            WEITZ SERIES FUND, INC.

    Supplement dated December 31, 2002 to the Prospectus dated July 30, 2002

The first paragraph of the section titled "PORTFOLIO MANAGERS" on Page 28 of the Prospectus is amended in its entirety to read as follows:

Wallace R. Weitz is primarily responsible for the day-to-day management of the Value Fund and the Hickory Fund. Mr. Weitz, a Chartered Financial Analyst, has been portfolio manager of the Value Fund since its inception and of the Hickory Fund since January 1, 2003. Prior to founding the investment adviser in 1983, he served as an account executive and securities analyst with G.A. Saxton & Co., Inc. (1970-1973) and with Chiles Heider & Co. (1973-1983).

The second paragraph of the section titled "PORTFOLIO MANAGERS" on Page 28 of the Prospectus is deleted in its entirety.